UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04119

T. Rowe Price High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Item 1. Report to Shareholders

High Yield Fund	May 31, 2017

The views and opinions in this report were current as of May 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

High yield bonds rallied amid positive market conditions over the past 12 months, as oil and commodity prices stabilized and provided a favorable tailwind for the asset class in the latter half of 2016. In the past six months, other sectors exhibited leadership, generating good performance and significant capital appreciation.

PORTFOLIO PERFORMANCE

The High Yield Fund gained 12.46% over the 12-month period ended May 31, 2017. About half of the annual return, 6.61%, was generated in the last six months of the period. As shown in the Performance Comparison table, your fund outperformed the Lipper peer group average of similarly managed funds but underperformed its benchmark, the Credit Suisse High Yield Index. (Results for Advisor and I Class shares varied, reflecting their different fee structures.)

In our fiscal year, security selection was a strong contributor to relative returns, especially in the health care, media/ telecom, and utilities industry groups. Despite generating double-digit gains, credit selection in the energy and the metals and mining segments detracted as our focus remained on owning higher-quality holdings, which underperformed the lower-quality issuers in the benchmark that drove gains, rallying from distressed levels.

What Rising Rates Mean for Bonds

With the Federal Reserve expected to continue its measured approach to interest rate hikes, yields on U.S. Treasuries and other fixed income securities have slowly increased from the low levels of the recent past. We expect the Fed to pause after each increase in the federal funds rate and to carefully analyze incoming U.S. economic data to be sure that economic activity is strong enough to withstand further incremental moves toward normalization of monetary policy. The Fed's more gradual approach to interest rate increases than in previous cycles nonetheless brings the risk of rising rates to the forefront for bond investors. Higher interest rates weigh on the prices of most types of bonds.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and a low weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

The fund’s share price advanced $0.38 over the past 12 months to $6.79 from $6.41 at the end of May 2016. Dividend income also totaled $0.38 for the 12-month period. The fund’s 30-day SEC yield at the end of the reporting period was 4.74%, about a full percentage point lower than at the end of May a year ago.

Our longer-term returns compared favorably with similarly managed funds. Lipper ranked the High Yield Fund in the top quintile of its high yield funds peer group for the 5- and 10-year periods ended May 31, 2017. (Based on cumulative total return, the High Yield Fund ranked 227 of 663, 145 of 567, 68 of 452, and 44 of 304 funds in the Lipper high yield funds category for the 1-, 3-, 5-, and 10-year periods ended May 31, 2017, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The high yield market continued its strong performance from the back half of 2016 into 2017. However, “market stasis” or inactivity appeared to set in during the last few months of the period as Trump election-related enthusiasm waned and stretched valuations followed the recent outperformance. The period was marked by reasonable economic growth and solid corporate profitability coupled with low interest rates, declining default rates, and decent employment statistics. However, uncertainty about the Trump administration’s fiscal policies, concerns about valuations, and the historically low yields offered by high yield bonds offset the positives. Our analysts have become increasingly challenged to find compelling investment opportunities as the economic and credit cycles—already extended—stretch further.

Toward the end of the reporting period, the high yield market was yielding under 6%, still relatively attractive compared with the 1.7% yield on five-year Treasuries, but a lot less than the levels we typically associate with high yield bonds. Upon closer inspection, we see that less than half of the fund’s return over the last six months was provided by interest income and the balance was generated from appreciation. In our view, that amount of appreciation is not sustainable at this point in a high yield market cycle. At the end of the reporting period, approximately two-thirds of the high yield market was trading at a premium to par value. Increased downside risk means less potential for gains in our market. History shows that when the road gets very smooth, there is a temptation to drive too fast. As a result, we have moderated our riskiest holdings and are not aggressively reaching for yield at these elevated levels.

PORTFOLIO REVIEW

Reflecting our somewhat conservative outlook for the high yield market based on valuations over the balance of the year, we systematically rotated the portfolio into higher-quality holdings. We accomplished this by increasing our BB and B rated exposures. BB holdings (the top tier of the high yield market) represented 18.9% of the fund at the end of the period, and B rated issuers tallied 36.2%. Concurrently, we trimmed our B/CCC and lower allocation to 17.4% from 23.3% six months ago. Of the CCC rated issues we still hold, many yield significantly less than those in the benchmark, indicating we are positioned more conservatively than our benchmark. We are focusing on bonds poised for an upgrade.

The gradual shift also allowed us to harvest healthy gains. We think the market is currently priced for perfection. In addition, we have been operating in a period of extremely low volatility, another sign of market stasis, or a plateau. At this point, we are positioned somewhat defensively given that the leading indicators have stopped improving, commodities have weakened, the yield curve has flattened, and the job market is losing steam.

We believe the U.S. high yield market may be trading near peak valuations now that the period of commodities outperformance has run its course. However, we are finding good value in Europe, which led us to add to our international exposure over the past six months. The high yield market’s leadership has broadened, and some of our best-contributing sectors in 2017 included media and telecommunications, energy, health care, and financials, almost exclusively due to credit selection.

European high yield is benefiting from supportive central bank policy and generally improving European economic conditions. The solid results in the French elections were a positive catalyst for investor sentiment. Several large European banks rallied following the presidential election, and our holdings in BNP Paribas, Barclays, Credit Suisse, and Standard Chartered helped performance. These banks are largely rated investment grade at the issuer level. However, our positions are lower on the capital structure with a high yield rating and generated equity-like returns. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Merger and acquisition activity within the greater media/telecom sector drove excellent gains in Sprint, T-Mobile US, and Charter Communications. These top performers were among our highest-conviction holdings. Sprint was our best 12-month absolute performance contributor. Our T-Mobile securities were the top relative performance contributor, including a position in a convertible preferred issue. The convertible securities generate about a 5.5% yield, have a mandatory conversion feature, and delivered double-digit performance. Charter also posted superior gains after it received a bid from Verizon for $350 to $400. Like T-Mobile, we own a small position in Charter stock in addition to its bonds. Our health care holdings also recovered in 2017 after underperforming at the end of last year. We benefited from excellent credit selection, and our underweight allocation during the late-2016 downturn contributed to strong relative results.

As expected, in a year in which we earned more than 12%, your fund’s individual bond gains dwarfed the declining issuers. However, performance was not uniformly positive. Pacific Exploration & Production (formerly Pacific Rubiales Energy) faltered after the company filed for bankruptcy. We took common stock in exchange for our bond holdings, and it also languished. We had a position in Agrokor, a Croatian food and beverage company. It operates a large distribution business in southern Europe, but liquidity concerns plagued its capital structure. The company has entered bankruptcy proceedings and was a detractor for the year.

LOANS OFFER SOLID RISK-ADJUSTED RETURNS

We have selectively added to our positions in off-benchmark floating rate bank loans (approximately 12% of the portfolio) that generate more yield than traditional BB fixed rate, high yield bonds. We like loans for their combination of yield, low duration (a measure of interest rate sensitivity) in a rising rate environment, and seniority in the capital structure. Additionally, the Sharpe ratio (a measure of risk-adjusted performance) is compelling in our loans.

OUTLOOK

We believe the market is richly priced on a valuation basis. However, high yield bonds continue to provide above-average current income compared with other fixed income strategies. The fund’s sub-5% 30-day SEC yield at the end of the reporting period was very low on an absolute and historical basis, in part because of our conservative positioning. We will not reach for yield in bonds that do not offer favorable risk/return metrics. Given that the fundamentals underpinning the asset class are stable, we do not see a reason for a material uptick in the default rate.

However, with considerable uncertainty surrounding the Trump administration, fiscal policy implementation, and stretched asset class valuations, we recommend that shareholders evaluate their overall allocation to the high yield asset class. If you find that the mix has become overweight in below investment-grade bonds, consider rebalancing the asset allocation.

Our goal is to deliver high current income and attractive total returns over time while seeking to cushion the volatility inherent in this market. Diversifying sectors—including bank loans, which offer a hedge against rising interest rates, and European high yield, which operates in an environment where interest rates are unlikely to rise for several years—could counter volatility in the U.S. high yield market. We remain committed to our rigorous research efforts and constructing a diversified portfolio, which we believe is prudent for a fund that invests in a riskier area of the bond market.

Thank you for your confidence in us and for investing with T. Rowe Price.

Respectfully submitted,

Mark J. Vaselkiv
Chairman of the fund’s Investment Advisory Committee

June 12, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

RISK MANAGEMENT: A KEY COMPONENT OF OUR STRATEGY

We would like to remind shareholders about some fundamental changes that have occurred in the fixed income markets in recent years. The markets have been particularly volatile over the past 12 months. The volatility has highlighted the importance of sound risk management.

Bond fund assets have grown substantially over the past three decades, with much of the growth taking place since 2008. This has been beneficial in many ways, but like many positive events, it has side effects as well. The prospect of rising interest rates triggers concerns that some investors could change course and redeploy their assets into other financial markets. Net outflows during periods of rising rates are not new; indeed, such was the case in 1994 and 2000 when rates turned up. Because of this evolving environment, T. Rowe Price is taking steps to ensure that our funds function smoothly during transitional periods as the Fed implements policy changes that are likely to affect the direction of interest rates. These measures include assessing the liquidity of our portfolios, conducting stress tests that take various market scenarios under consideration, and taking other steps to ensure successful implementation of our investment strategy. We want to reassure our shareholders that we are aware of the changing market environment and are monitoring it closely.

GLOSSARY

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond’s or bond fund’s sensitivity to interest rate changes. For example, a fund with a three-year duration would fall about 3% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s sensitivity to changes in interest rates. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Portfolio Highlights

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 5/31/17
T-Mobile US	1.7%
CSC Holdings	1.6
Asurion	1.5
NRG Energy	1.4
Scientific Games	1.4
Sprint	1.4
Altice NV	1.4
Veritas	1.2
Intelsat	1.0
Western Digital	0.9
Altice Financing	0.9
International Game Technology	0.9
Charter Communications	0.9
First Data	0.9
ARD Holdings	0.9
Kosmos Energy	0.8
HCA	0.8
Petrobras International	0.8
FMG Finance	0.8
Freeport-McMoRan	0.7
Uber Technologies	0.7
AES DPL	0.7
Targa Resources	0.7
Tenet Healthcare	0.7
Virgin Media	0.6
Total	25.3%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 5/31/17	5/31/16	5/31/15	5/31/14	5/31/13
NET ASSET VALUE					
Beginning of period	$ 6.41	$ 6.93	$ 7.30	$ 7.19	$ 6.61
Investment activities					
Net investment income[(1)]	0.39	0.39	0.40	0.43	0.44
Net realized and unrealized gain / loss	0.39	(0.52)	(0.27)	0.12	0.60
Total from investment activities	0.78	(0.13)	0.13	0.55	1.04
Distributions					
Net investment income	(0.38)	(0.39)	(0.41)	(0.43)	(0.46)
Net realized gain	(0.02)	–	(0.09)	(0.01)	–
Total distributions	(0.40)	(0.39)	(0.50)	(0.44)	(0.46)
NET ASSET VALUE					
End of period	**$ 6.79**	**$ 6.41**	**$ 6.93**	**$ 7.30**	**$ 7.19**

Ratios/Supplemental Data

Total return[(2)]	**12.46%**	**(1.70)%**	**2.01%**	**8.02%**	**16.14%**
Ratio of total expenses to average net assets	0.74%	0.75%	0.74%	0.75%	0.74%
Ratio of net investment income to average net assets	5.85%	6.03%	5.79%	5.96%	6.40%
Portfolio turnover rate	74.0%	68.4%	59.2%	55.9%	79.9%
Net assets, end of period (in millions)	$ 7,872	$ 7,364	$ 9,317	$ 9,144	$ 8,211

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Financial Highlights — For a share outstanding throughout each period

Advisor Class

	Year Ended 5/31/17	5/31/16	5/31/15	5/31/14	5/31/13
NET ASSET VALUE					
Beginning of period	$ 6.39	$ 6.91	$ 7.28	$ 7.17	$ 6.59
Investment activities					
Net investment income[1]	0.38	0.40	0.39	0.41	0.43
Net realized and unrealized gain / loss	0.39	(0.55)	(0.27)	0.13	0.59
Total from investment activities	0.77	(0.15)	0.12	0.54	1.02
Distributions					
Net investment income	(0.37)	(0.37)	(0.40)	(0.42)	(0.44)
Net realized gain	(0.02)	–	(0.09)	(0.01)	–
Total distributions	(0.39)	(0.37)	(0.49)	(0.43)	(0.44)
NET ASSET VALUE					
End of period	$ 6.77	$ 6.39	$ 6.91	$ 7.28	$ 7.17

Ratios/Supplemental Data

	Year Ended 5/31/17	5/31/16	5/31/15	5/31/14	5/31/13
Total return[2]	12.33%	(2.03)%	1.77%	7.78%	15.87%
Ratio of total expenses to average net assets	0.88%	1.02%	0.99%	1.00%	1.02%
Ratio of net investment income to average net assets	5.73%	5.72%	5.55%	5.75%	6.22%
Portfolio turnover rate	74.0%	68.4%	59.2%	55.9%	79.9%
Net assets, end of period (in millions)	$ 61	$ 88	$ 1,113	$ 1,001	$ 1,023

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS | For a share outstanding throughout each period

I Class

	Year Ended 5/31/17	8/28/15[1] Through 5/31/16
NET ASSET VALUE		
Beginning of period	$ 6.41	$ 6.56
Investment activities		
Net investment income[2]	0.40	0.26
Net realized and unrealized gain / loss	0.39	(0.11)
Total from investment activities	0.79	0.15
Distributions		
Net investment income	(0.39)	(0.30)
Net realized gain	(0.02)	–
Total distributions	(0.41)	(0.30)
NET ASSET VALUE		
End of period	**$ 6.79**	**$ 6.41**

Ratios/Supplemental Data

Total return[3]	**12.60%**	**2.42%**
Ratio of total expenses to average net assets	0.61%	0.60%[4]
Ratio of net investment income to average net assets	5.99%	6.23%[4]
Portfolio turnover rate	74.0%	68.4%
Net assets, end of period (in millions)	$ 1,677	$ 2,291

(1) Inception Date.
(2) Per share amounts calculated using average shares outstanding method.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(4) Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 79.6%		
Aerospace & Defense 0.9%		
Bombardier, 8.75%, 12/1/21 (1)	33,025	36,699
StandardAero Aviation, 10.00%, 7/15/23 (1)	42,515	46,767
		83,466
Airlines 0.9%		
Air Canada, 7.75%, 4/15/21 (1)	17,662	20,138
American Airlines, 5.50%, 10/1/19 (1)	22,425	23,490
American Airlines, 5.625%, 7/15/22 (1)	3,163	3,290
American Airlines, 6.125%, 7/15/18 (1)	9,125	9,478
Continental Airlines, 6.125%, 4/29/18	11,050	11,368
United Airlines Pass-Through Trust, 4.625%, 3/3/24	3,190	3,274
UAL, 6.375%, 6/1/18	16,261	16,932
		87,970
Automotive 1.6%		
Allison Transmission, 5.00%, 10/1/24 (1)	10,425	10,646
American Axle & Manufacturing, 6.25%, 4/1/25 (1)	37,625	37,155
Aston Martin Capital Holding, 6.50%, 4/15/22 (1)	6,375	6,678
Goodyear Tire & Rubber, 5.125%, 11/15/23	10,925	11,471
Group 1 Automotive, 5.25%, 12/15/23 (1)	10,925	11,062
Group 1 Automotive, STEP, 5.00%, 6/1/22	10,450	10,568
Nexteer Auto Group, 5.875%, 11/15/21 (1)	15,225	15,986
Penske Automotive, 5.75%, 10/1/22	11,675	12,069
Sonic Automotive, 5.00%, 5/15/23	10,925	10,461
TI Group Auto Systems, 8.75%, 7/15/23 (1)	22,825	24,251
		150,347
Banking 2.8%		
Banco Bilbao Vizcaya Argentaria, VR, 7.00% (EUR)(2)	19,800	22,606
Barclays, VR, 7.875% (GBP)(2)	5,580	7,821

BNP Paribas, VR, 7.375% (2)	12,090	13,299
Credit Agricole, VR, 7.875% (1)(2)	25,825	28,408
Credit Suisse, VR, 6.25% (1)(2)	20,480	21,453
Credit Suisse, VR, 7.50% (1)(2)	2,180	2,433
Goldman Sachs Group, VR, 5.375% (2)	13,360	13,811
Intesa Sanpaolo, VR, 7.70% (1)(2)	38,125	38,871
Societe Generale, VR, 7.375% (1)(2)	25,035	26,850
Standard Chartered, VR, 7.50% (1)(2)	39,590	42,129
UniCredit, VR, 8.00% (2)	45,755	46,384
		264,065
Broadcasting 2.1%		
AMC Networks, 4.75%, 12/15/22	10,763	11,005
CBS Outdoor, 5.25%, 2/15/22	13,600	14,144
CBS Outdoor, 5.625%, 2/15/24	6,350	6,636
Clear Channel Worldwide, 6.50%, 11/15/22	18,225	18,840
iHeartMedia, 9.00%, 12/15/19	11,850	9,302
MDC Partners, 6.50%, 5/1/24 (1)	28,601	28,780
Nexstar Escrow, 5.625%, 8/1/24 (1)	20,950	21,055
Sinclair Broadcasting Group, 5.875%, 3/15/26 (1)	7,400	7,603
Sirius XM Radio, 6.00%, 7/15/24 (1)	22,875	24,362
Townsquare Media, 6.50%, 4/1/23 (1)	21,700	21,917
Tribune Media, 5.875%, 7/15/22	12,350	13,014
Univision Communications, 5.125%, 2/15/25 (1)	14,475	14,258
Univision Communications, 6.75%, 9/15/22 (1)	9,083	9,492
		200,408
Building & Real Estate 1.2%		
AV Homes, 6.625%, 5/15/22 (1)	9,170	9,365
Greystar Real Estate Partners, 8.25%, 12/1/22 (1)	16,150	17,442

Howard Hughes, 5.375%, 3/15/25 (1)	31,780	32,728
Shea Homes, 5.875%, 4/1/23 (1)	10,450	10,659
Taylor Morrison Communities, 5.875%, 4/15/23 (1)	12,800	13,568
William Lyon Homes, 5.875%, 1/31/25	9,370	9,662
William Lyon Homes, 7.00%, 8/15/22	19,525	20,306
		113,730
Building Products 0.8%		
ABC Supply, 5.75%, 12/15/23 (1)	7,900	8,423
James Hardie, 5.875%, 2/15/23 (1)	13,350	14,051
Masonite International, 5.625%, 3/15/23 (1)	8,350	8,788
NCI Building Systems, 8.25%, 1/15/23 (1)	11,125	12,071
Reliance Intermediate, 6.50%, 4/1/23 (1)	13,230	14,275
RSI Home Products, 6.50%, 3/15/23 (1)	22,350	23,495
		81,103
Cable Operators 8.9%		
Altice, 7.625%, 2/15/25 (1)	81,265	88,173
Altice, 7.75%, 5/15/22 (1)	39,675	42,204
Altice Financing, 6.625%, 2/15/23 (1)	15,925	16,940
Altice Financing, 7.50%, 5/15/26 (1)	33,175	36,576
Altice Finco, 8.125%, 1/15/24 (1)	29,175	31,691
Altice U.S. Finance II, 7.75%, 7/15/25 (1)	41,966	46,740
Block Communications, 6.875%, 2/15/25 (1)	7,315	7,873
Cable One, 5.75%, 6/15/22 (1)	9,525	9,977
Charter Communications Holdings, 5.50%, 5/1/26 (1)	33,930	35,881
Charter Communications Holdings, 5.75%, 9/1/23	7,195	7,564
Charter Communications Holdings, 5.75%, 1/15/24	38,775	41,053
CSC Holdings, 6.625%, 10/15/25 (1)	17,415	19,178
CSC Holdings, 10.125%, 1/15/23 (1)	48,675	56,524

CSC Holdings, 10.875%, 10/15/25 (1)	61,830	75,124
Dish DBS, 5.875%, 7/15/22	9,490	10,107
Dish DBS, 7.75%, 7/1/26	39,600	46,431
Netflix, 5.75%, 3/1/24	2,940	3,197
Numericable, 6.25%, 5/15/24 (1)	19,265	20,204
Numericable, 7.375%, 5/1/26 (1)	10,005	10,855
Unitymedia, 5.00%, 1/15/25 (1)	23,900	24,766
Unitymedia, 6.125%, 1/15/25 (1)	24,570	26,167
UPCB Finance IV, 5.375%, 1/15/25 (1)	27,533	28,462
Videotron, 5.125%, 4/15/27 (1)	13,140	13,551
Virgin Media, 5.25%, 1/15/26 (1)	9,350	9,514
Virgin Media, 5.50%, 8/15/26 (1)	17,450	17,865
Virgin Media, 6.25%, 3/28/29 (GBP)	900	1,279
Virgin Media Finance, 6.00%, 10/15/24 (1)	16,379	17,218
Virgin Media Receivable, 5.50%, 9/15/24 (GBP)(1)	11,425	15,599
VTR Finance, 6.875%, 1/15/24 (1)	42,165	44,958
Ziggo Bond, 7.125%, 5/15/24 (EUR)(1)	16,775	21,332
Ziggo Bond Finance, 5.875%, 1/15/25 (1)	6,650	6,766
Ziggo Bond Finance, 6.00%, 1/15/27 (1)	20,625	20,754
		854,523
Chemicals 2.7%		
CF Industries, 5.375%, 3/15/44	22,645	20,409
CF Industries, 7.125%, 5/1/20	9,125	10,060
Consolidated Energy Finance, 6.75%, 10/15/19 (1)	26,030	26,778
Consolidated Energy Finance, 6.875%, 6/15/25 (1)	12,075	12,241
CVR Partners, 9.25%, 6/15/23 (1)	43,360	44,986
Ineos Group Holdings, 5.625%, 8/1/24 (1)	20,050	20,601
Kissinger Group Holdings, 8.375%, 12/1/22 (1)	28,865	29,659

Koppers Industry, 6.00%, 2/15/25 (1)	4,935	5,182
Platform Specialty Products, 6.50%, 2/1/22 (1)	11,650	11,999
Platform Specialty Products, 10.375%, 5/1/21 (1)	14,150	15,689
PQ, 6.75%, 11/15/22 (1)	10,125	10,998
Rayonier, 5.50%, 6/1/24 (1)	1,125	1,103
Tronox Finance, 6.375%, 8/15/20	20,640	20,821
Univar, 6.75%, 7/15/23 (1)	20,534	21,561
W.R. Grace, 5.125%, 10/1/21 (1)	3,233	3,443
		255,530
Consumer Products 1.1%		
24 Hour Holdings, 8.00%, 6/1/22 (1)	16,400	13,776
American Greetings, 7.875%, 2/15/25 (1)	6,960	7,412
Avon International Operations, 7.875%, 8/15/22 (1)	14,525	15,179
Central Garden & Pet, 6.125%, 11/15/23	9,350	10,051
Life Time Fitness, 8.50%, 6/15/23 (1)	30,300	32,194
Tempur Sealy International, 5.625%, 10/15/23	12,950	13,274
Vista Outdoor, 5.875%, 10/1/23	11,600	11,687
		103,573
Container 2.4%		
Ardagh Group, 7.25%, 5/15/24 (1)	47,000	51,230
Ardagh Group, PIK, 7.125%, 9/15/23	30,050	31,327
Bormioli Rocco, 10.00%, 8/1/18 (EUR)(1)	16,925	19,381
BWAY, 5.50%, 4/15/24 (1)	17,770	18,170
BWAY, 7.25%, 4/15/25 (1)	19,545	19,887
Consolidated Container, 10.125%, 7/15/20 (1)	20,125	20,779
Crown Holdings, 7.375%, 12/15/26	1,220	1,418
Horizon Parent Holdings, PIK, 8.25%, 2/15/22 (EUR)(1)	11,925	14,367
Onex Wizard AC II, 7.75%, 2/15/23 (EUR)(1)	12,775	15,391

Pactiv, 7.95%, 12/15/25	9,725	10,685
Reynolds Group Holdings, 5.75%, 10/15/20	12,475	12,803
Reynolds Group Holdings, 7.00%, 7/15/24 (1)	15,600	16,770
		232,208
Energy 12.9%		
Alberta Energy, 7.375%, 11/1/31	12,185	15,105
Alberta Energy, 8.125%, 9/15/30	4,565	5,906
Amerigas Partners, 5.50%, 5/20/25	17,335	17,552
Amerigas Partners, 5.625%, 5/20/24	1,475	1,516
Antero Midstream Partners, 5.375%, 9/15/24 (1)	13,990	14,322
Archrock Partners, 6.00%, 4/1/21	13,035	13,100
Archrock Partners, 6.00%, 10/1/22	15,050	15,125
Atwood Oceanics, 6.50%, 2/1/20	15,950	15,990
California Resources, 5.00%, 1/15/20	7,975	6,380
Calumet Specialty Products, 11.50%, 1/15/21 (1)	21,313	24,776
Cheniere Corpus Christi, 5.125%, 6/30/27 (1)	18,615	18,848
Cheniere Corpus Christi, 5.875%, 3/31/25	13,050	14,029
Cheniere Corpus Christi, 7.00%, 6/30/24	23,200	26,042
Chesapeake Energy, 6.125%, 2/15/21	10,450	10,521
Chesapeake Energy, 8.00%, 12/15/22 (1)	15,255	16,437
Continental Resources, 5.00%, 9/15/22	8,275	8,275
Covey Park Energy, 7.50%, 5/15/25 (1)	22,055	22,606
Crestwood Midstream, STEP, 6.25%, 4/1/23	27,150	28,236
CrownRock, 7.125%, 4/15/21 (1)	14,375	14,842
CrownRock, 7.75%, 2/15/23 (1)	38,490	40,896
DCP Midstream, 6.45%, 11/3/36 (1)	9,225	9,859
DCP Midstream, 8.125%, 8/16/30	2,900	3,437
DCP Midstream, 9.75%, 3/15/19 (1)	6,625	7,453

DCP Midstream, VR, 5.85%, 5/21/43 (1)	31,545	29,573
Encana, 7.20%, 11/1/31	2,920	3,568
Energy Transfer Equity, 5.50%, 6/1/27	15,770	16,637
Energy Transfer Equity, 5.875%, 1/15/24	12,100	12,917
Ensco, 5.75%, 10/1/44	2,945	2,084
Ensco, 8.00%, 1/31/24	29,210	28,772
Everest Acquisition, 8.00%, 2/15/25 (1)	2,755	2,342
Exterran Energy Solutions, 8.125%, 5/1/25 (1)	8,510	8,829
Ferrellgas Finance, 6.50%, 5/1/21	18,910	18,343
Ferrellgas Finance, 6.75%, 1/15/22	3,430	3,310
Ferrellgas Finance, STEP, 6.75%, 6/15/23	5,150	4,970
Ferrellgas Partners, 8.625%, 6/15/20 (1)	9,020	8,749
Gulfport Energy, 6.625%, 5/1/23	19,910	20,010
Hess, 7.875%, 10/1/29	11,620	14,411
KCA Deutag, 9.875%, 4/1/22 (1)	11,940	12,268
Kosmos Energy, 7.875%, 8/1/21 (1)	32,336	32,740
Kosmos Energy, 7.875%, 8/1/21 (1)	42,135	42,662
Matador Resources, 6.875%, 4/15/23	45,250	47,060
MEG Energy, 6.50%, 1/15/25 (1)	6,530	6,383
MEG Energy, 7.00%, 3/31/24 (1)	34,605	29,847
NGL Energy, 6.125%, 3/1/25 (1)	7,110	6,755
NGL Energy, 7.50%, 11/1/23 (1)	24,575	25,067
Noble Holding International, 7.75%, 1/15/24	17,885	15,851
NuStar Energy, 4.80%, 9/1/20	2,450	2,542
NuStar Energy, 5.625%, 4/28/27	8,680	9,027
Pacific Exploration & Production, PIK, 10.00%, 11/2/21 (1)	27,650	31,210
Pacific Exploration & Production, PIK, 10.00%, 11/2/21	7,681	8,670
Paramount Resources, 6.875%, 6/30/23 (1)	7,875	8,288
Permian Resources, 7.125%, 11/1/20 (1)	16,160	14,706

Petrobras Global Finance, 6.125%, 1/17/22	12,949	13,473
Petrobras Global Finance, 8.75%, 5/23/26	28,825	33,617
Petrobras International, 6.75%, 1/27/41	17,425	16,401
Petrobras International, 6.875%, 1/20/40	11,375	10,914
QEP Resources, 6.875%, 3/1/21	21,958	23,166
Range Resources, 4.875%, 5/15/25	9,575	9,108
Rockies Express Pipeline, 6.00%, 1/15/19 (1)	5,075	5,341
Rowan Companies, 7.375%, 6/15/25	22,285	21,839
SemGroup, 6.375%, 3/15/25 (1)	19,275	19,130
Seven Generations Energy, 6.75%, 5/1/23 (1)	24,925	26,234
SM Energy, 6.50%, 1/1/23	26,514	26,116
Suburban Propane Partners, 5.50%, 6/1/24	5,765	5,765
Sunoco, 6.375%, 4/1/23	6,250	6,656
Superior Energy Services, 7.125%, 12/15/21	9,460	9,389
Tallgrass NRG Partners, 5.50%, 9/15/24 (1)	33,150	33,813
Tapstone Energy, 9.75%, 6/1/22 (1)	14,180	14,038
Targa Resources, 4.25%, 11/15/23	2,255	2,232
Targa Resources, 5.125%, 2/1/25 (1)	37,025	38,275
Targa Resources, 5.25%, 5/1/23	2,800	2,888
Targa Resources, 6.75%, 3/15/24	20,825	22,595
Tesoro Logistics, 5.25%, 1/15/25	12,625	13,367
Tesoro Logistics, 6.125%, 10/15/21	5,175	5,414
Transocean, 6.80%, 3/15/38	37,395	28,887
Transocean, 9.00%, 7/15/23 (1)	15,230	15,915
YPF Sociedad Anonima, 8.75%, 4/4/24 (1)	17,915	20,620
		1,244,037
Entertainment & Leisure 0.9%		
AMC Entertainment, 5.75%, 6/15/25	31,025	32,111

AMC Entertainment, 5.875%, 11/15/26 (1)	9,225	9,502
AMC Entertainment, 6.375%, 11/15/24 (GBP)(1)	4,075	5,651
ClubCorp Club Operations, 8.25%, 12/15/23 (1)	19,790	21,670
EMI Music Publishing, 7.625%, 6/15/24 (1)	6,700	7,370
Entertainment One, 6.875%, 12/15/22 (GBP)(1)	4,175	5,851
Silversea Cruises, 7.25%, 2/1/25 (1)	5,205	5,543
		87,698
Financial 3.5%		
Ally Financial, 5.125%, 9/30/24	4,400	4,565
Ally Financial, 5.75%, 11/20/25	35,030	36,344
Cabot Financial, 7.50%, 10/1/23 (GBP)(1)	9,825	13,838
CNO Financial, 4.50%, 5/30/20	350	365
CNO Financial, 5.25%, 5/30/25	20,075	21,029
Garfunkelux, 8.50%, 11/1/22 (GBP)(1)	14,375	20,014
Halyk Savings Bank, 7.25%, 1/28/21 (1)	2,980	3,290
HRG Group, 7.875%, 7/15/19	19,625	20,214
Hub Holdings, PIK, 8.125%, 7/15/19 (1)	21,547	21,547
Icahn Enterprises, 6.00%, 8/1/20	13,825	14,257
Icahn Enterprises, 6.25%, 2/1/22	14,250	14,820
Ladder Capital Finance, 5.875%, 8/1/21 (1)	9,825	10,095
LPL Financial, 5.75%, 9/15/25 (1)	24,225	25,012
National Finance Partners, 9.00%, 7/15/21 (1)	5,365	5,626
Navient, 8.00%, 3/25/20	14,225	15,747
Park Aerospace, 5.25%, 8/15/22 (1)	16,795	17,630
Park Aerospace, 5.50%, 2/15/24 (1)	8,705	9,104
Quicken Loans, 5.75%, 5/1/25 (1)	19,425	19,522
Springleaf Finance, 8.25%, 12/15/20	20,800	22,880
Thornburg Mortgage, PIK, 12.00%, 3/31/18 Acquisition Date: 9/30/08, Cost $625 (3)(4)(5)(6)	625	—

Thornburg Mortgage, VR, 12.00%, 3/31/18 (1)(3)(4)(5)	6,867	—
Wayne Merger, 8.25%, 8/1/23 (1)	33,849	35,965
		331,864
Food/Tobacco 1.3%		
Chobani, 7.50%, 4/15/25 (1)	22,575	23,704
Dean Foods, 6.50%, 3/15/23 (1)	22,175	23,450
Lamb Weston Holdings, 4.625%, 11/1/24 (1)	13,125	13,453
Minerva Luxembourg, 6.50%, 9/20/26 (1)	9,565	9,517
Minerva Luxembourg, 7.75%, 1/31/23 (1)	22,205	23,343
Post Holdings, 5.50%, 3/1/25 (1)	9,945	10,417
Post Holdings, 5.75%, 3/1/27 (1)	9,915	10,361
Post Holdings, 8.00%, 7/15/25 (1)	10,165	11,817
		126,062
Forest Products 0.3%		
Cascades, 5.50%, 7/15/22 (1)	7,425	7,536
Mercer International, 7.75%, 12/1/22	9,400	10,105
Norbord, 6.25%, 4/15/23 (1)	11,500	12,312
		29,953
Gaming 3.7%		
Boyd Gaming, 6.375%, 4/1/26	16,450	17,889
Codere Finance Luxembourg, 6.75%, 11/1/21 (EUR)(1)	9,625	11,256
Codere Finance Luxembourg, 7.625%, 11/1/21 (1)	12,525	12,525
Eldorado Resorts, 6.00%, 4/1/25 (1)	2,610	2,737
Eldorado Resorts, 7.00%, 8/1/23	26,875	29,159
International Game Technology, 6.25%, 2/15/22 (1)	28,575	30,861
International Game Technology, 6.50%, 2/15/25 (1)	49,300	53,737
Intralot Capital Luxembourg, 6.75%, 9/15/21 (EUR)(1)	9,750	11,663

MGM Growth Properties, 5.625%, 5/1/24	10,250	11,070
Scientific Games International, 7.00%, 1/1/22 (1)	26,722	28,526
Scientific Games International, 10.00%, 12/1/22	92,245	100,317
Shingle Springs Tribal Gaming, 9.75%, 9/1/21 (1)	22,125	23,508
Universal Entertainment, PIK, 8.50%, 8/24/20 (1)	20,486	21,242
		354,490
Healthcare 5.1%		
Capsugel, PIK, 7.00%, 5/15/19 (1)	16,614	16,614
Centene, 5.625%, 2/15/21	8,125	8,480
Centene, 6.125%, 2/15/24	5,475	5,947
Change Healthcare, 5.75%, 3/1/25 (1)	11,915	12,258
Community Health Systems, 6.25%, 3/31/23	19,035	19,701
Community Health Systems, 6.875%, 2/1/22	27,045	24,070
Crimson Merger Sub, 6.625%, 5/15/22 (1)	14,550	13,913
DaVita, 5.00%, 5/1/25	25,875	25,713
DaVita, 5.125%, 7/15/24	25,875	26,328
Eagle Holding, PIK, 7.625%, 5/15/22 (1)	6,740	6,942
Endo Finance, STEP, 6.50%, 2/1/25 (1)	16,325	14,693
HCA, 5.00%, 3/15/24	11,825	12,653
HCA, 5.25%, 6/15/26	18,851	20,453
HCA, 5.375%, 2/1/25	40,478	42,553
Hill-Rom Holdings, 5.75%, 9/1/23 (1)	8,475	8,941
Iasis Healthcare, 8.375%, 5/15/19	39,230	39,720
Kinetic Concepts, 12.50%, 11/1/21 (1)	15,425	17,392
Molina Healthcare, STEP, 5.375%, 11/15/22	13,675	14,547
MPH Acquisition Holdings, 7.125%, 6/1/24 (1)	7,025	7,526
MPT Operating Partnership, 6.375%, 3/1/24	12,925	14,088
Surgery Center, 8.875%, 4/15/21 (1)	13,200	14,091

Synlab Unsecured Bondco, 8.25%, 7/1/23 (EUR)(1)	9,400	11,816
Tenet Healthcare, 6.75%, 6/15/23	25,825	25,696
Tenet Healthcare, 7.50%, 1/1/22 (1)	8,275	8,989
Tenet Healthcare, 8.125%, 4/1/22	28,575	30,182
Valeant Pharmaceuticals, 6.375%, 10/15/20 (1)	20,735	19,491
Valeant Pharmaceuticals, 6.50%, 3/15/22 (1)	23,200	24,360
		487,157
Information Technology 4.1%		
Advanced Micro Devices, 7.00%, 7/1/24	48,975	51,424
Advanced Micro Devices, 7.50%, 8/15/22	3,100	3,410
Commscope Tech Finance, 6.00%, 6/15/25 (1)	27,800	29,538
Diamond 1 Finance, 5.875%, 6/15/21 (1)	9,525	10,061
Diamond 1 Finance / Diamond 2 Finance, 7.125%, 6/15/24 (1)	16,125	17,959
EIG Investors, 10.875%, 2/1/24	23,930	26,024
JDA Software, 7.375%, 10/15/24 (1)	9,325	9,651
Match Group, 6.375%, 6/1/24	11,025	12,003
Match Group, 6.75%, 12/15/22	17,775	18,619
Micron Technology, 5.25%, 8/1/23 (1)	11,175	11,482
Microsemi, 9.125%, 4/15/23 (1)	20,225	23,309
SS&C Technologies, 5.875%, 7/15/23	11,275	12,022
Veritas, 7.50%, 2/1/23 (1)	10,470	11,203
Veritas, 10.50%, 2/1/24 (1)	45,730	49,503
Western Digital, 7.375%, 4/1/23 (1)	15,415	16,899
Western Digital, 10.50%, 4/1/24	59,850	70,249
Zebra Technologies, 7.25%, 10/15/22	18,750	20,063
		393,419
Manufacturing 0.4%		
Manitowoc Foodservice, 9.50%, 2/15/24	4,800	5,580

Park-Ohio Industries, 6.625%, 4/15/27 (1)	5,325	5,578
Sensata Technologies, 6.25%, 2/15/26 (1)	21,850	23,816
		34,974
Metals & Mining 5.0%		
Aleris International, 9.50%, 4/1/21 (1)	24,750	25,802
Alliance Resources, 7.50%, 5/1/25 (1)	12,745	13,319
Constellium, 6.625%, 3/1/25 (1)	41,115	39,727
Constellium, 8.00%, 1/15/23 (1)	3,020	3,111
FMG Resources, 4.75%, 5/15/22 (1)	12,155	12,276
FMG Resources, 5.125%, 5/15/24 (1)	17,680	17,858
FMG Resources, 9.75%, 3/1/22 (1)	36,050	41,322
Freeport-McMoRan, 4.00%, 11/14/21	21,750	21,233
Freeport-McMoRan, 5.40%, 11/14/34	35,340	31,055
Freeport-McMoRan, 5.45%, 3/15/43	22,920	19,367
Hudbay Minerals, 7.25%, 1/15/23 (1)	9,425	9,885
Hudbay Minerals, 7.625%, 1/15/25 (1)	14,820	15,932
New Gold, 6.25%, 11/15/22 (1)	22,673	23,183
New Gold, 6.375%, 5/15/25 (1)	11,655	11,946
Novelis, 5.875%, 9/30/26 (1)	11,225	11,618
Novelis, 6.25%, 8/15/24 (1)	19,125	20,129
Nyrstar Netherlands, 6.875%, 3/15/24 (EUR)	3,445	3,994
Nyrstar Netherlands, 8.50%, 9/15/19 (EUR)(1)	27,025	33,616
Nyrstar Netherlands, 8.50%, 9/15/19 (EUR)	1,400	1,741
Petra Diamonds, 7.25%, 5/1/22 (1)	10,100	10,499
Ryerson, 11.00%, 5/15/22 (1)	37,005	41,908
Vale Overseas Limited, 5.875%, 6/10/21	18,865	20,354
Vale Overseas Limited, 6.25%, 8/10/26	19,350	20,946

Zekleman Industries, 9.875%, 6/15/23 (1)	28,375	32,064
		482,885
Other Telecommunications 2.3%		
CenturyLink, 7.50%, 4/1/24	38,600	42,267
Equinix, 5.375%, 1/1/22	13,325	14,075
Equinix, 5.375%, 5/15/27	14,450	15,172
Equinix, 5.75%, 1/1/25	7,300	7,866
Frontier Communications, 8.875%, 9/15/20	24,175	25,656
Frontier Communications, 10.50%, 9/15/22	23,875	23,457
Level 3 Communications, 5.75%, 12/1/22	10,300	10,712
Level 3 Financing, 5.25%, 3/15/26	6,875	7,150
Level 3 Financing, 5.375%, 1/15/24	11,775	12,349
Level 3 Financing, 5.375%, 5/1/25	8,450	8,872
Level 3 Financing, 5.625%, 2/1/23	6,775	7,063
Rackspace, 8.625%, 11/15/24 (1)	9,325	9,954
Zayo Group, 5.75%, 1/15/27 (1)	7,815	8,255
Zayo Group, 6.375%, 5/15/25	28,550	30,691
		223,539
Publishing 0.2%		
Harland Clarke, 6.875%, 3/1/20 (1)	6,800	7,029
Harland Clarke, 8.375%, 8/15/22 (1)	14,080	14,890
		21,919
Real Estate Investment Trust Securities 0.3%		
VEREIT, 4.125%, 6/1/21	8,075	8,447
VEREIT, 4.875%, 6/1/26	19,770	20,907
		29,354

Restaurants 0.6%		
PF Chang's China Bistro, 10.25%, 6/30/20 (1)	7,750	7,915
Seminole Hard Rock, 5.875%, 5/15/21 (1)	14,610	14,756
Yum! Brands, 5.00%, 6/1/24 (1)	7,200	7,497
Yum! Brands, 5.25%, 6/1/26 (1)	13,625	14,153
Yum! Brands, 5.35%, 11/1/43	8,350	7,431
Yum! Brands, 6.875%, 11/15/37	6,265	6,625
		58,377
Retail 0.7%		
Jo-Ann Stores, 8.125%, 3/15/19 (1)	3,950	3,945
Jo-Ann Stores, PIK, 9.75%, 10/15/19 (1)	24,586	24,402
Kirk Beauty, 8.75%, 7/15/23 (EUR)(1)	11,800	14,527
Linens-N-Things, VR, 8.338%, 1/15/18 (3)(4)(5)	9,800	—
New Look Secured Issuer, 6.50%, 7/1/22 (GBP)(1)	19,900	22,033
New Look Senior Issuer, 8.00%, 7/1/23 (GBP)(1)	7,130	6,870
		71,777
Satellites 1.5%		
Hughes Satellite Systems, 6.625%, 8/1/26	23,375	24,719
Hughes Satellite Systems, 7.625%, 6/15/21	21,275	24,147
Intelsat Jackson Holding, 7.25%, 10/15/20	37,080	33,743
Intelsat Jackson Holding, 8.00%, 2/15/24 (1)	37,525	40,527
Intelsat Jackson Holding, 9.50%, 9/30/22 (1)	14,700	17,530
Telesat Canada, 8.875%, 11/15/24 (1)	3,720	4,166
		144,832
Services 3.5%		
ADT, 6.25%, 10/15/21	9,275	10,179
Advanced Disposal Services, 5.625%, 11/15/24 (1)	9,875	10,147

Alliance Data Systems, 5.875%, 11/1/21 (1)	18,430	19,121
Alliance Data Systems, 6.375%, 4/1/20 (1)	16,250	16,534
Carlson Travel, 6.75%, 12/15/23 (1)	4,375	4,484
CDW, 5.00%, 9/1/25	7,900	8,117
First Data, 5.375%, 8/15/23 (1)	23,175	24,276
First Data, 7.00%, 12/1/23 (1)	52,700	56,916
FTI Consulting, 6.00%, 11/15/22	8,575	8,897
Gartner, 5.125%, 4/1/25 (1)	6,260	6,518
H&E Equipment Services, 7.00%, 9/1/22	14,225	14,865
Hertz, 7.375%, 1/15/21	3,720	3,497
Hertz, 7.625%, 6/1/22 (1)	20,140	20,134
Iron Mountain, 5.375%, 9/15/23 (CAD)(1)	14,800	11,463
Iron Mountain, 6.125%, 9/15/22 (GBP)(1)	11,875	16,164
Laureate Education, 8.25%, 5/1/25 (1)	25,955	27,253
MSCI, 5.25%, 11/15/24 (1)	12,325	13,018
Nord Anglia Education, 5.75%, 7/15/22 (CHF)(1)	9,775	10,900
Prime Security Services Borrower, 9.25%, 5/15/23 (1)	32,045	34,929
Sabre, 5.375%, 4/15/23 (1)	6,625	6,948
United Rentals North America, 5.50%, 5/15/27	12,350	12,690
United Rentals North America, 7.625%, 4/15/22	2,187	2,280
		339,330
Supermarkets 0.6%		
Agrokor, 9.125%, 2/1/20 (EUR)(5)(7)	12,655	4,578
Albertsons, 5.75%, 3/15/25 (1)	14,000	13,895
Albertsons, 6.625%, 6/15/24 (1)	24,325	25,176
Albertsons, 7.45%, 8/1/29	9,675	9,312
Albertsons, 8.00%, 5/1/31	5,680	5,567
		58,528

Transportation 0.2%		
OPE KAG Finance, 7.875%, 7/31/23 (1)	9,825	10,144
Watco, 6.375%, 4/1/23 (1)	12,225	12,668
		22,812
Utilities 2.6%		
AES, 5.50%, 3/15/24	26,325	27,181
AES, 6.00%, 5/15/26	12,150	13,031
Calpine, 5.375%, 1/15/23	14,975	14,638
Calpine, 5.50%, 2/1/24	15,250	14,659
Dolphin Subsidiary, 7.25%, 10/15/21	25,000	26,687
Dynegy Holdings, 5.875%, 6/1/23	7,480	7,031
Dynegy Holdings, 7.375%, 11/1/22	26,005	25,615
NRG Energy, 6.625%, 3/15/23	32,500	33,475
NRG Energy, 6.625%, 1/15/27	40,670	39,857
NRG Energy, 7.25%, 5/15/26	46,115	47,037
		249,211
Wireless Communications 4.5%		
Arqiva Broadcasting, 9.50%, 3/31/20 (GBP)(1)	42,125	58,146
Digicel Group, 8.25%, 9/30/20 (1)	40,465	38,543
Sable International Finance, 6.875%, 8/1/22 (1)	16,975	18,439
Sprint, 7.25%, 9/15/21	31,750	36,036
Sprint Capital, 8.75%, 3/15/32	24,180	30,497
Sprint Nextel, 7.00%, 8/15/20	31,675	35,041
Sprint Nextel, 11.50%, 11/15/21	22,750	29,234
T-Mobile US, 4.00%, 4/15/22	25,900	26,742
T-Mobile US, 6.375%, 3/1/25	9,175	9,943
T-Mobile US, 6.50%, 1/15/24	4,725	5,115
T-Mobile US, 6.50%, 1/15/26	67,175	74,144

TBG Global, 5.25%, 2/10/22	10,500	10,830
Vimpelcom Holdings, 7.504%, 3/1/22 (1)	14,550	16,819
Wind Acquisition, 7.375%, 4/23/21 (1)	43,425	45,271
		434,800
Total Corporate Bonds (Cost $7,378,177)		7,653,941
BANK LOANS 12.9% (8)		
Automotive 0.2%		
Navistar, VR, 5.00%, 8/7/20	15,952	16,204
		16,204
Broadcasting 0.3%		
Clear Channel Communications, VR, 7.795%, 1/30/19	32,425	26,643
		26,643
Chemicals 0.5%		
Platform Specialty, VR, 4.545%, 6/7/20	10,934	11,032
Solenis International, VR, 7.952%, 7/31/22	36,525	36,502
		47,534
Consumer Goods 0.5%		
Life Time Fitness, VR, 4.045%, 6/10/22	14,961	14,999
Serta Simmons Holdings, VR, 4.56%, 11/8/23	14,436	14,479
Serta Simmons Holdings, VR, 9.179%, 11/8/24	20,025	20,200
		49,678
Container 0.3%		
BWAY Holding, VR, 4.41%, 4/3/24	9,865	9,851
Flex Acquisition, VR, 4.398%, 12/29/23	6,675	6,708

Tricorbraun, VR, 4.897%, 11/30/23	7,283	7,340
		23,899
Energy 1.3%		
California Resources, VR, 11.375%, 12/31/21	13,085	14,467
CGG Holdings US, VR, 6.50%, 5/15/19	57,541	56,774
Fairmount Santrol, VR, 4.50%, 9/5/19	22,235	21,665
Fieldwood Energy, VR, 3.92%, 10/1/18	4,945	4,772
Fieldwood Energy, VR, 7.125%, 9/30/20	2,300	2,039
Fieldwood Energy, VR, 8.045%, 8/31/20	2,885	2,755
Fieldwood Energy, VR, 8.375%, 9/30/20	18,200	13,377
Hercules Offshore, VR, 10.50%, 5/6/20 (3)(4)(5)	11,289	8,467
		124,316
Entertainment & Leisure 0.6%		
Formula One, VR, 4.568%, 7/30/21	38,803	38,834
Formula One, VR, 7.75%, 7/29/22	4,530	4,552
IMG Worldwide, VR, 8.295%, 5/6/22	10,600	10,688
		54,074
Financial 0.6%		
Acrisure, VR, 5.75%, 11/22/23	8,440	8,511
Alliant Insurance Services, VR, 4.417%, 8/12/22	14,184	14,199
National Finance Partners, VR, 4.50%, 1/8/24	14,314	14,398
Sedgwick, VR, 6.795%, 2/28/22	19,200	19,248
		56,356
Healthcare 0.6%		
Change Healthcare, VR, 3.795%, 3/1/24	13,860	13,902
Envision Healthcare, VR, 4.15%, 12/1/23	26,484	26,755

inVentiv Health, VR, 4.952%, 11/9/23	19,626	19,732
		60,389
Information Technology 3.0%		
Ancestry.com, VR, 4.25%, 10/19/23	26,953	27,175
Cision, VR, 7.147%, 6/16/23	25,855	26,029
Endurance International, VR, 6.179%, 2/9/23	8,611	8,627
Endurance International, VR, 6.68%, 11/9/19	13,562	13,579
Go Daddy Operating, VR, 3.545%, 2/15/24	19,925	19,983
Match Group, VR, 4.277%, 11/16/22	8,083	8,159
Micro Focus, VR, 3.91%, 4/18/24	30,210	30,191
Misys, VR, 8.25%, 4/28/25	7,010	7,145
Solarwinds, VR, 4.545%, 2/3/23	18,734	18,819
Uber Technologies, VR, 5.01%, 7/13/23	69,650	68,884
Veritas, VR, 6.625%, 1/27/23	56,736	56,772
		285,363
Manufacturing 0.4%		
Filtration Group, VR, 4.295%, 11/23/20	29,388	29,528
Gardner Denver, VR, 4.568%, 7/30/20	13,451	13,475
		43,003
Metals & Mining 0.2%		
Foresight Energy, VR, 6.795%, 3/28/22	11,685	11,093
Zekelman Industries, VR, 4.656%, 6/14/21	12,406	12,518
		23,611
Other Telecommunications 0.3%		
Cyxtera, VR, 4.00%, 5/1/24	6,075	6,105
Rackspace, VR, 4.672%, 11/3/23	19,077	19,181

Lonestar Intermediate Super, PIK, 10.045%, 8/31/21	25,200	25,998
		163,992
Total Bank Loans (Cost $1,214,094)		1,236,609
ASSET-BACKED SECURITIES 0.1%		
Wireless Communications 0.1%		
Vertical Bridge Series 2016-1A, Class F 6.901%, 6/15/46 (1)	5,445	5,653
Total Asset-Backed Securities (Cost $5,445)		5,653
COMMON STOCKS 1.4%		
Building & Real Estate 0.1%		
Howard Hughes (5)	92	11,845
		11,845
Cable Operators 0.3%		
Liberty Broadband, A Shares (5)	132	11,623
Liberty Broadband, C Shares (5)	175	15,609
Liberty Global Plc LiLAC, Class C (5)	15	304
		27,536
Energy 0.3%		
Pacific Exploration and Production (CAD)(5)	539	15,761
Pacific Exploration and Production, D Shares (5)	192	5,615
Rowan, Class A (5)	813	9,788
		31,164
Food/Tobacco 0.1%		
Hostess Brands (5)	540	8,496
		8,496

Gaming 0.0%		
New Cotai Participation, Class B (1)(4)(5)	—	293
		293
Metals & Mining 0.1%		
New Gold (5)	3,424	9,895
		9,895
Retail 0.0%		
Lands' End (5)	6	112
		112
Utilities 0.2%		
NRG Energy	1,008	16,184
		16,184
Wireless Communications 0.3%		
T-Mobile US (5)	488	32,874
		32,874
Total Common Stocks (Cost $156,341)		138,399
CONVERTIBLE PREFERRED STOCKS 0.7%		
Forest Products 0.0%		
Smurfit-Stone Container, Series A, EC (4)(5)	47	—
		—
Healthcare 0.3%		
Allergan, Series A	11	9,090
Becton Dickinson, Series A (5)	383	20,369
		29,459

Utilities 0.2%		
NextEra Energy	391	20,878
		20,878
Wireless Communications 0.2%		
American Tower	65	7,743
T-Mobile US, Series A	71	7,752
		15,495
Total Convertible Preferred Stocks (Cost $60,760)		65,832
OPTIONS PURCHASED 0.0% (9)		
Credit Default Swap, Protection Bought (Relevant Credit: Markit CDX.HY- S28, 5 Year Index), Pay 5.00%, Receive upon credit default, 8/16/17 @1.06%*, Barclays Bank (5)	480,000	3,163
Total Options Purchased (Cost $4,032)		3,163
BOND MUTUAL FUNDS 0.4%		
T. Rowe Price Institutional Credit Opportunies Fund, 4.66% (10)(11)	287	2,453
T. Rowe Price Institutional Floating Rate Fund, 3.81% (10)(11)	3,291	33,145
Total Bond Mutual Funds (Cost $35,603)		35,598
SHORT-TERM INVESTMENTS 3.8%		
Money Market Funds 3.6%		
T. Rowe Price Government Reserve Fund, 0.83% (10)(12)	344,223	344,223
		344,223
U.S. Treasury Obligations 0.2%		
U.S. Treasury Bills, 0.83%, 9/7/17 (13)	6,000	5,986
U.S. Treasury Bills, 0.832%, 9/7/17 (13)	800	798
U.S. Treasury Bills, 0.833%, 9/7/17 (13)	2,780	2,774

U.S. Treasury Bills, 0.84%, 9/7/17 (13)	1,850	1,846
U.S. Treasury Bills, 0.845%, 9/7/17 (13)	2,700	2,694
U.S. Treasury Bills, 0.851%, 9/7/17 (13)	1,000	998
U.S. Treasury Bills, 0.895%, 9/7/17 (13)	790	788
U.S. Treasury Bills, 0.897%, 9/7/17 (13)	1,300	1,297
U.S. Treasury Bills, 0.90%, 9/7/17 (13)	2,500	2,494
U.S. Treasury Bills, 0.905%, 9/7/17 (13)	1,000	997
Total U.S. Treasury Obligations		20,672
Total Short-Term Investments (Cost $364,895)		364,895
Total Investments in Securities		
98.9% of Net Assets (Cost $9,219,347)		**$ 9,504,090**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $4,566,324 and represents 47.5% of net assets.

(2) Perpetual security with no stated maturity date.

(3) Issuer is currently in a Chapter 11 bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.

(4) Level 3 in fair value hierarchy. See Note 2.

(5) Non-income producing

(6) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $0 and represents 0% of net assets.

(7) In default with respect to payment of interest.

(8) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(9) Par/ Shares amount represents either the total number of shares or total contract value of the securities underlying the options. See Note 3.

(10) Affiliated Company

(11) SEC 30-day yield

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $9,219,347)	$ 9,504,090
Interest and dividends receivable	140,029
Receivable for investment securities sold	112,899
Cash	7,594
Receivable for shares sold	12,841
Unrealized gain on forward currency exchange contracts	1,047
Unrealized gain on bilateral swaps	533
Foreign currency (cost $387)	390
Bilateral swap premiums paid	311
Variation margin receivable on centrally cleared swaps	81
Other assets	139
Total assets	9,779,954
Liabilities	
Payable for investment securities purchased	147,682
Payable for shares redeemed	10,281
Investment management fees payable	4,777
Unrealized loss on forward currency exchange contracts	1,491
Written options (premiums $1,416)	942
Due to affiliates	461
Payable to directors	6
Other liabilities	4,039
Total liabilities	169,679
NET ASSETS	$ 9,610,275
Net Assets Consist of:	
Undistributed net investment income	$ 43,112
Accumulated undistributed net realized loss	(528,517)
Net unrealized gain	283,336
Paid-in capital applicable to 1,415,535,340 shares of $0.01 par value capital stock outstanding; 3,000,000,000 shares authorized	9,812,344
NET ASSETS	$ 9,610,275

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 5/31/17
Investment Income (Loss)		
Income		
Interest		$ 637,357
Dividend		6,481
Other		2,736
Total income		646,574
Expenses		
Investment management		57,954
Shareholder servicing		
Investor Class	$ 10,420	
Advisor Class	23	
I Class	11	10,454
Rule 12b-1 fees		
Advisor Class		178
Prospectus and shareholder reports		
Investor Class	153	
Advisor Class	1	
I Class	182	336
Custody and accounting		485
Registration		217
Legal and audit		79
Directors		36
Miscellaneous		47
Waived / paid by Price Associates		(192)
Total expenses		69,594
Net investment income		576,980
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		159,160
Swaps		(1,920)
Written options		923
Foreign currency transactions		29,842
Capital gain distributions from mutual funds		17
Net realized gain		188,022

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price High Yield Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks high current income and, secondarily, capital appreciation. The fund has three classes of shares: the High Yield Fund (Investor Class), the High Yield Fund–Advisor Class (Advisor Class), and the High Yield Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2017:

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2017.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2017. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2017, totaled $1,017,000 for the year ended May 31, 2017. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers into Level 3 resulted from a lack of observable market data for the security and transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2017, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2017, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. As of May 31, 2017, securities valued at $355,000 had been posted by the fund to counterparties for bilateral derivatives. As of May 31, 2017, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $538,000 cash and securities valued at $2,052,000. As of May 31, 2017, securities valued at $5,904,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2017, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 4% and 8% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2017, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 10% of net assets. Transactions in written options and related premiums received during the year ended May 31, 2017, were as follows:

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2017, the notional amount of protection sold by the fund totaled $3,400,000 (0.0% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2017, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt At May 31, 2017, approximately 90% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Investments in noninvestment-grade holdings may be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment. At May 31, 2017, the fund’s total unfunded commitments not included in the Portfolio of Investments were $52,770,000.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $6,620,362,000 and $7,181,291,000, respectively, for the year ended May 31, 2017. Purchases and sales of U.S. government securities aggregated $288,523,000 and $289,687,000, respectively, for the year ended May 31, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. For the year ended May 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2017 and May 31, 2016, totaled $592,118,000 and $573,082,000, respectively, and were characterized as ordinary income. At May 31, 2017, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended May 31, 2017, the fund utilized $178,577,000 of capital loss carryforwards.

In accordance with federal tax laws applicable to investment companies, all or a portion of net losses resulting from (a) specified gains and losses realized between November 1 and the fund’s fiscal year-end plus (b) ordinary income or loss realized between January 1 and the fund’s fiscal year-end are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2017 and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended May 31, 2017, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended May 31, 2017, expenses incurred pursuant to these service agreements were $81,000 for Price Associates; $1,488,000 for T. Rowe Price Services, Inc.; and $242,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended May 31, 2017, the fund was charged $26,000 for shareholder servicing costs related to the college savings plans, of which $22,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2017, less than 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds.

Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended May 31 2017, the fund was allocated $1,371,000 of Spectrum Funds’ expenses and $5,744,000 of Retirement Funds’ expenses. Of these amounts, $3,108,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2017, approximately 60% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At May 31, 2017, approximately 18% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended May 31, 2017, are as follows:

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price High Yield Fund, Inc. and
Shareholders of T. Rowe Price High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price High Yield Fund, Inc. (one of the portfolios comprising T. Rowe Price High Yield Fund, Inc., hereafter referred to as the “Fund”) as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 19, 2017

Tax Information (Unaudited) for the Tax Year Ended 5/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $25,391,000 from short-term capital gains.

For taxable non-corporate shareholders, $2,506,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $1,291,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the fund’s I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the third quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the third quintile (Investor Class Expense Group) and fourth quintile (Advisor Class Expense Group and Expense Universe), and the fund’s total expenses ranked in the third quintile (Investor Class Expense Group), second quintile (Expense Universe), and first and fourth quintiles (Advisor Class Expense Group).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Advisory Board Member, Deutsche Bank North
1984	America (2004 to present); Director, Vornado Real Estate Investment
[189]	Trust (2004 to 2012); Director, Under Armour (2008 to present);
Director, Brixmor Real Estate Investment Trust (2012 to present)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[189]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director, Marriott
International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to present)
[189]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[189]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2013	National Academy of Education (2010 to present); Director, MDRC,
[189]	a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program (2011 to 2015) and Board Member (2015 to present), National Bureau of Economic Research (2011 to present); Chair of Committee
on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
1992	Cochairman of the Investment Committee, Blackstone Real Estate
[189]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[189]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[189]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
(1959)	Price International, and T. Rowe Price Trust Company; President,
2015	High Yield Fund
[57]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With High Yield Fund	Principal Occupation(s)

Jason A. Bauer (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Andrew M. Brooks (1956)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles Devereux (1969)	Vice President, T. Rowe Price
Vice President

Michael F. Connelly, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Carson R. Dickson, CFA, CPA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Devon Everhart (1977)	Vice President, T. Rowe Price
Vice President

Matthew Fanandakis (1983)	Vice President, T. Rowe Price
Vice President

Stephen M. Finamore, CPA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin T. Gerbereux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregg Gola (1965)	Vice President, T. Rowe Price
Vice President

Andrew P. Jamison (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Kevin P. Loome, CFA (1967)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly, Head of U.S. Credit,
Henderson Global Investors (to 2017) and
Head of High Yield and Bank Loans, Delaware
Investments (to 2013)

Paul M. Massaro, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary,
Vice President	T. Rowe Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Brian A. Rubin, CPA (1974)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Jamie Shin, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael J. Trivino (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Thea N. Williams (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Douglas Zinser (1975)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,765,000 and $2,409,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price High Yield Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 18, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	July 18, 2017